                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL

                             R&B FALCON CORPORATION

                               OFFER TO EXCHANGE

                     9 1/8% SERIES B SENIOR NOTES DUE 2003
           FOR ALL OUTSTANDING SERIES A 9 1/8% SENIOR NOTES DUE 2003


                                      and

                     9 1/2% SERIES B SENIOR NOTES DUE 2008
           FOR ALL OUTSTANDING 9 1/2% SERIES A SENIOR NOTES DUE 2008


                  PURSUANT TO THE PROSPECTUS DATED    , 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON         , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer Is:

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

  By Mail, Hand or Overnight Delivery:            By Facsimile Transmission:
Chase Bank of Texas, National Association      (For Eligible Institutions Only)
      c/o The Chase Manhattan Bank                      (212) 638-7380
     55 Water Street, North Building
       Room 234, Windows 20 and 21                   Confirm by Telephone:
        New York, New York 10041                        (212) 638-0454
        Attention: Carlos Esteves
                                                        For Inquiries:
                                                          Mauri Cowen
                                                        (713) 216-6686

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                           --------------------------

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     For purposes of this Letter of Transmittal, the outstanding 9 1/8% Series A Senior Notes due 2003 shall be defined as the "5-Year Outstanding Notes" and the outstanding 9 1/2% Series A Senior Notes due 2008 shall be defined as the "10-Year Outstanding Notes," and the 5-Year Outstanding Notes and the 10-Year Outstanding Notes shall be defined collectively as the "Outstanding Notes." All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders (which term, for purposes of this Letter of Transmittal, shall include any participant in The Depository Trust Company ("DTC")) either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof or delivery of an Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that R&B Falcon Corporation may enforce this Letter of Transmittal against such participant.

     Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     THE UNDERSIGNED HAS COMPLETED THE APPROPRIATE BOXES BELOW AND SIGNED THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

                  --------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF 5-YEAR OUTSTANDING NOTES (CUSIP NO. 74912 EAJ 0)
----------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                          CERTIFICATE          AGGREGATE          TENDERED FOR
        NAME(S) AND ADDRESS(ES) OF REGISTERED              NUMBER(S)           PRINCIPAL         EXCHANGE (MUST
    HOLDER(S) OF 5-YEAR PRIVATE NOTE(S), EXACTLY        (ATTACH SIGNED           AMOUNT          BE IN INTEGRAL
       AS NAME(S) APPEAR(S) ON CERTIFICATE(S)               LIST IF          REPRESENTED BY       MULTIPLES OF
             (PLEASE FILL IN, IF BLANK)                  NECESSARY)(1)       CERTIFICATE(S)        $1,000)(2)
----------------------------------------------------------------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     TOTAL AMOUNT OF 5-YEAR OUTSTANDING NOTES TENDERED:                      $                   $
----------------------------------------------------------------------------------------------------------------

(1)  NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS. SUCH HOLDERS SHOULD CHECK THE APPROPRIATE BOX BELOW AND PROVIDE
     THE REQUESTED INFORMATION.

(2)  NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 5-YEAR OUTSTANDING NOTES HELD. 5-YEAR OUTSTANDING NOTES
     MAY BE TENDERED IN WHOLE OR IN PART IN INTEGRAL MULTIPLES OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT. ALL 5-YEAR
     OUTSTANDING NOTES HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF 10-YEAR OUTSTANDING NOTES (CUSIP NO. 74912 EAL 5)
----------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                          CERTIFICATE          AGGREGATE          TENDERED FOR
        NAME(S) AND ADDRESS(ES) OF REGISTERED              NUMBER(S)           PRINCIPAL         EXCHANGE (MUST
    HOLDER(S) OF 10-YEAR PRIVATE NOTE(S), EXACTLY       (ATTACH SIGNED           AMOUNT          BE IN INTEGRAL
       AS NAME(S) APPEAR(S) ON CERTIFICATE(S)               LIST IF          REPRESENTED BY       MULTIPLES OF
             (PLEASE FILL IN, IF BLANK)                  NECESSARY)(1)       CERTIFICATE(S)        $1,000)(2)
----------------------------------------------------------------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
                                                     -----------------------------------------------------------
                                                                             $                   $
----------------------------------------------------------------------------------------------------------------
     TOTAL AMOUNT OF 10-YEAR OUTSTANDING NOTES TENDERED:                     $                   $
----------------------------------------------------------------------------------------------------------------
(1)   NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS. SUCH HOLDERS SHOULD CHECK THE APPROPRIATE BOX BELOW AND
      PROVIDE THE REQUESTED INFORMATION.

(2)   NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 10-YEAR OUTSTANDING NOTES HELD. 10-YEAR OUTSTANDING
      NOTES MAY BE TENDERED IN WHOLE OR IN PART IN INTEGRAL MULTIPLES OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT.
      ALL 10-YEAR OUTSTANDING NOTES HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS
      COLUMN.
----------------------------------------------------------------------------------------------------------------

               (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                        (DEFINED IN INSTRUCTION 1) ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       -----------------------------------------
         DTC Account Number
                           -----------------------------------------------------
         Transaction Code Number
                                ------------------------------------------------

     By crediting the Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

         Name of Registered Holder
                                  ----------------------------------------------
         Window Ticket Number (if any)
                                      ------------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------
         Name of Institution Which Guaranteed Delivery
                                                      --------------------------
     If Guaranteed Delivery is to be made by Book-Entry Transfer:
                                                                 ---------------
         Name of Tendering Institution
                                      ------------------------------------------
         DTC Account Number
                           -----------------------------------------------------
         Transaction Code Number
                                  ----------------------------------------------
[ ]  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED
     OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT
     NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name
             -------------------------------------------------------------------
         Address
                ----------------------------------------------------------------
         Area Code and Telephone Number
                                        ----------------------------------------
         Contact Person
                       ---------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), the above-described aggregate principal amount of its 5-Year Outstanding Notes in exchange for a like aggregate principal amount of its 9 1/8% Series B Senior Notes due 2003 (the "5-Year Exchange Notes") and its 10-Year Outstanding Notes in exchange for a like aggregate principal amount of its 9 1/2% Series B Senior Notes due 2008 (the "10-Year Exchange Notes," and together with the 5-Year Exchange Notes the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the
Prospectus dated              ,1999 (as the same may be amended or
supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus to (i) deliver Certificates for Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for registration of transfer, and transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) (which term, for the purposes of this Letter of Transmittal, shall include any participant in
DTC) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) of the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. BY TENDERING OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, A HOLDER OF OUTSTANDING NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OUTSTANDING NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING NOTES, WHERE SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS

TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE USE OF THE PROSPECTUS, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE USE OF THE PROSPECTUS MAY BE RESUMED, AS THE CASE MAY BE.

     AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--EXCHANGE AGENT."

     If the Company consummates the Exchange Offer by June 1, 1999, the Exchange Notes will bear interest from December 22, 1998. If the Company consummates the Exchange Offer after June 1, 1999, the Exchange Notes will bear interest from June 15, 1999. Holders of Outstanding Notes that are accepted for exchange will not have the right to receive any payment of interest on such notes accrued from December 22, 1998 (if the Company consummates the Exchange Offer by June 1, 1999) or June 15, 1999 (if the Company consummates the Exchange Offer after June 1, 1999) to the date of the issuance of the Exchange Notes. Consequently, holders who exchange their Outstanding Notes for Exchange Notes will receive the same interest payment on the interest payment date immediately following the date the Exchange Offer is consummated that they would have received had they not accepted the Exchange Offer.

     The undersigned agrees that acceptance of any tendered Outstanding Notes and transfer of tendered Outstanding Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN EACH SUCH BOX.

--------------------------------------------------------------------------------

                                HOLDERS SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC) exactly as name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered or on the register of holders maintained by the Company, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (SIGNATURE OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date:                   , 1999
     -------------------

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

                             SIGNATURE(S) GUARANTEE
                     (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date:                    , 1999
     --------------------

Name of Eligible Institution Guaranteeing Signatures:
                                                     ---------------------------

Capacity (full title):
                      ----------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

         To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name appears above.


Issue

[ ]          Exchange Notes and/or


[ ]          Outstanding Notes not tendered

         Designate Series
                         -------------------------------------------------------
to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                          (Area Code and Phone Number)


--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if the Exchange Notes or any Outstanding Notes that are not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail

[ ]          Exchange Notes and/or


[ ]          Outstanding Notes not tendered

         Designate Series
                         -------------------------------------------------------
to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                          (Area Code and Phone Number)


--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 in aggregate principal amount.

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the boxes captioned "Description of Outstanding Notes" is inadequate, the Certificate numbers and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 in aggregate principal amount. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes that are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (If Less than All)." In such case, a new Certificate for the remainder of the Outstanding Notes that were evidenced by the old Certificate will be sent to the holder of the Outstanding Notes promptly after the Expiration Date, unless the appropriate boxes on this Letter of Transmittal are completed. All Outstanding Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes that have been tendered but are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner of the Outstanding Notes listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless Exchange Notes are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to Exchange Offer," or any conditions or irregularities in any tender of Outstanding Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under a duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. LOST, DESTROYED OR STOLEN CERTIFICATES. The holder should promptly notify the Exchange Agent if any Certificates representing Outstanding Notes have been lost, destroyed or stolen. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

     9. SECURITY TRANSFER TAXES. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The amount of such transfer taxes will be billed directly to such tendering holder if satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal.

     10. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC's ATOP procedures by any participant in DTC on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

     11. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     12. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by executing this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from the holder's broker, dealer, commercial bank, trust company or other nominee.

     None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

--------------------------------------------------------------------------------
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's Exchange Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Outstanding Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the Internal Revenue Service as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the Internal Revenue Service until a correct TIN is provided.

NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Outstanding Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Outstanding Notes. If the Outstanding Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                     PAYOR'S NAME: THE CHASE MANHATTAN BANK


------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         Part I --  PLEASE PROVIDE YOUR TIN IN
                                   THE BOX AT RIGHT AND CERTIFY BY              ---------------------------------------
FORM W-9                           SIGNING AND DATING BELOW                             Social Security Number
                                                                                                  OR

                                                                                ---------------------------------------
DEPARTMENT OF THE TREASURY                                                          Employer Identification Number
INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")

                                   Part II -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                                        (1)  The number shown on this form is my correct Taxpayer Identification Number
                                             (or I am waiting for a number to be issued to me); and

                                        (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                             (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE                                                                 DATE
         ---------------------------------------------------------------       -------------------          Part III --
NAME (please print)                                                                                       Awaiting TIN [ ]
                   -------------------------------------------------------------------------------
ADDRESS (please print)
                       ---------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number. In addition, I understand that if, after seven business days after this certification is received, the Company is required to make a payment to me which, in its judgment, will close my account, or cause the cessation of my relationship, with the Company, then such payment may be subject to backup withholding.


------------------------      --------------------------------------------------
Date                                                 Signature
--------------------------------------------------------------------------------